UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

Structured Products Corp.

on behalf of

CorTS Trust for International Business Machines Corporation Debentures

(Exact name of registrant as specified in its charter)

Delaware	001-32024	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for International Business Machines Corporation Debentures. The Trustee received the Warrant Exercise Purchase Price by 11:00 a.m. (New York City time) on September 23rd the Redemption Date, (i) the Class A Certificates issued by the CorTS Trust For International Business Machines Debentures (the "Trust") were redeemed in full on the Redemption Date at a price of $25 per Class A Certificate plus $0.445311 accrued interest to the Redemption Date per Class A Certificate and, (ii) the Class B Certificates were redeemed in full at the Warrant Class B Purchase Price of $32.165880 per Class B Certificate plus $0.791666 accrued interest to the Redemption Date per Class B Certificate. The Certificates were redeemed, therefore no interest will accrue on the certificates after the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  /s/ Stanley Louie

________________________________

Name:	Stanley Louie
Title:	Vice President, Finance Officer

October 6, 2009

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the September 23, 2009 Final Distribution Date for the CorTS Trust for International Business Machines Corporation Debentures	5

Exhibit  1

To the Holders of:
CorTS Trust For International Business Machines Corporation Debentures
5.625% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:	22083D204	Class:	A
*CUSIP:	22083DAA3	Class:	B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for International Business Machines Corporation Debentures, hereby gives notice with respect to the Final Distribution Date of September 23, 2009 (the "Final Distribution Date") as follows:

1.

The amount of the distribution payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 25.00	$ 0.445311	$ 25.445311
B	$ 32.165880	$ 0.791666	$ 32.957546

2.	The amount of aggregate interest due and not paid as of the Final Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee from the proceeds of the Term Assets.

4.	$0 aggregate principal amount of International Business Machines Corporation 5.875% Debentures due November 29, 2032 (the "Term Assets") are held for the above trust.

5.

At the close of business on the Final Distribution Date, 0 Class A Certificates representing $0 aggregate Certificate Principal Balance and $0 aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.